Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Common Stock Equivalents Excluded in Calculation of Diluted Loss Per Share

The following common stock equivalents were excluded in the calculation of diluted loss per share because their effect would be anti-dilutive as applied to the loss from operations as of December 31, 2013 and 2012:

	Year Ended December 31,
	2013	2012
Stock options	898,982	905,284